EXHIBIT 99.1

FIFTH AMENDMENT TO CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), entered into as of November 14, 2012 (the “Effective Date”), by and among INDUSTRIAL SERVICES OF AMERICA, INC., a Florida corporation (“ISA”), ISA INDIANA, INC., an Indiana corporation (“ISA Indiana”), the Lenders party hereto, and FIFTH THIRD BANK, an Ohio banking corporation (“Fifth Third”), in its capacity as Agent for Lenders and LC Issuer under this Agreement (“Agent”) and as LC Issuer and a Lender, is as follows:

Preliminary Statements

A.    ISA and ISA Indiana (each a “Borrower” and, collectively, “Borrowers”), Agent, LC Issuer and the Lenders entered into that certain Credit Agreement dated as of July 30, 2010, as amended by the First Amendment to Credit Agreement dated as of April 14, 2011, the Second Amendment to Credit Agreement dated as of November 16, 2011, the Third Amendment to Credit Agreement dated as of March 2, 2012, and the Fourth Amendment to Credit Agreement dated as of August 13, 2012 (as modified, extended, amended or restated from time to time, the “Credit Agreement”). Capitalized terms used, but not defined, in this Amendment will have the meanings given to them in the Credit Agreement.

B.    Borrowers have requested that Agent, LC Issuer and the Lenders waive certain Events of Default under the Credit Agreement.

C.     Agent, LC Issuer and the Lenders are willing to waive the Events of Default described herein, all on the terms (including, without limitation, the reduction of the Maximum Revolving Commitment to $25,000,000), and subject to the conditions, of this Amendment.

Statement of Amendment

In consideration of the mutual covenants and agreements set forth in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent, LC Issuer and the Lenders and Borrowers hereby agree as follows:

1.    Amendments to Credit Agreement. Subject to the satisfaction of the conditions of this Amendment, the Credit Agreement is hereby amended as follows:

1.The following definitions are hereby added to Section 1.2 of the Credit Agreement in their proper alphabetical order:

“Fifth Amendment” means the Fifth Amendment to Credit Agreement among Agent, LC Issuer, the Lenders and Borrowers dated to be effective as of November 14, 2012.

“Fifth Amendment Effective Date” means November 14, 2012.

2.The following definition in Section 1.2 of the Credit Agreement is hereby amended in its entirety by substituting the following in its stead:

“Maximum Revolving Commitment” means Twenty-Five Million Dollars ($25,000,000).

1.2    The second sentence of Section 2.2(a) of the Credit Agreement is hereby amended in its entirety by substituting the following in its stead:

The aggregate amount of all of the Revolving Loan Commitments is $25,000,000.

2.    Waiver of Covenant Defaults. Events of Default have occurred under (i) Section 7.1 of the Credit Agreement in connection with the Senior Leverage Ratio Financial Covenant for the Fiscal Quarter ending on September 30, 2012 and (ii) Section 7.2 of the Credit Agreement in connection with the Fixed Charge Coverage Ratio Financial Covenant for the Fiscal Quarter ending on September 30, 2012 (collectively, the “Existing Defaults”). Borrowers have requested that Agent, LC Issuer and the Lenders waive the Existing Defaults. Agent, LC Issuer and the Lenders hereby waive the Existing Defaults. The waiver provided in this Section 2 will not apply to any other Event of Default, whether past, present, or future, including, without limitation, any violations of the above described Financial Covenants as of dates occurring after the dates specifically referenced in this Section 2. The waiver provided in this Section 2, either alone or together with other waivers which Agent, LC Issuer and the Lenders may give from time to time, shall not, by course of dealing, implication or otherwise, obligate Agent, LC Issuer and the Lenders to waive any Event of Default past, present or future, other than the Events of Default specifically waived by this Amendment, or reduce, restrict or in any way affect the discretion of Agent, LC Issuer and the Lenders in considering any future waiver requested by Borrowers. The foregoing Events of Default will not be deemed to limit or estop Agent, LC Issuer or the Lenders from exercising any rights or remedies with respect to any other Event of Default.
3.    Amendment and Restatement of Revolving Loan Note. On the Effective Date, Borrowers will duly execute and deliver to Agent an Amended and Restated Revolving Loan Note in the form attached hereto as Exhibit A (the “Amended and Restated Revolving Loan Note”).
4.    Intentionally Omitted.
5.    Consultant; Cash Flow Forecast. (a)     Borrowers agree to continue to retain a consultant acceptable to Agent (“Consultant”) to: (i) review Borrowers' financial statements, (ii) to continue to prepare an independent 13 week cash flow forecast, in form and substance acceptable to Agent (the “Cash Flow Forecast”), (iii) assist in preparation and evaluate Borrowers' 2013 business plan and (iv) identify and assist in implementation of potential performance improvements. Agent shall have the right to contact Consultant directly without either Borrower's participation in such discussions. The fee for Consultant shall be the sole responsibility of Borrowers. The identity of Consultant will at all times remain acceptable to Agent. Without limiting any other rights or remedies of Agent, Agent reserves the right to retain one or more professionals of its own choosing, the fees, costs and expenses of which will be the sole responsibility of Borrowers.
(b)    Until such time, if any, that Agent advises Borrowers that the Cash Flow Forecast is no longer required, promptly when available and in no event later than Wednesday of each week, Borrowers shall deliver to Agent an updated Cash Flow Forecast (in each case covering the subsequent 13-week period), including, but not limited to, a variance report in the aggregate, of the Cash Flow Forecast opposite actual results (i) of the applicable week (which is based on information through the immediately preceding week) and (ii) on a cumulative basis (for the then cumulative period). The Cash Flow Forecast and variance report shall include, among other things, a narrative analysis of the operations of Borrowers' business for such period, summarizing the variances as evidenced in the variance report.
6.    Reaffirmation of Cross-Guaranties. Each of the Borrowers (collectively, the “Cross-Guarantors”) hereby (i) confirms, ratifies and reaffirms its respective Cross-Guaranty and (ii) acknowledges and agrees that no Cross-Guarantor is released from its obligations under its respective Cross-Guaranty by reason of this Amendment and that the obligations of each Cross-Guarantor under its respective Cross-Guaranty extend to the Credit Agreement and the other Loan Documents as amended by, or in connection with, this Amendment. This reaffirmation of each Cross-Guarantor's Cross-Guaranty shall not be construed, by implication or otherwise, as imposing any requirement that Agent notify or seek the consent of any Cross-Guarantor relative to any past or future extension of credit, amendment or modification, extension or other action with respect thereto, in order for any such extension of credit, amendment or modification, extension or other action with respect thereto to be subject to a Cross-Guarantor's Cross-Guaranty, it being expressly acknowledged and reaffirmed that each Cross-Guarantor has under its respective Cross-Guaranty consented, among others things, to modifications, amendments, extensions and other actions with respect thereto without any notice thereof or any further consent thereto.

7.    Reaffirmation of Guaranty and Security. As a condition of this Amendment, on the Effective Date, Borrowers will cause each Guarantor to execute and deliver to Agent the Reaffirmation of Guaranty and Security provided after the signatures below and incorporated by reference herein.

8.    Additional Conditions; Other Documents. As a condition of this Amendment, Borrowers will deliver to Agent, on or before the execution of this Amendment, (i) the Amended and Restated Revolving Loan Note duly executed by Borrowers; (ii) a copy, certified by the Secretary of each Borrower, of resolutions of the Board of Directors of Borrowers, authorizing the execution of this Amendment and all other documents executed in connection herewith, which certificate and resolutions will be in form and substance acceptable to Agent; (iii) a copy, certified by the Secretary of each Guarantor of resolutions of the sole member of each Guarantor authorizing the execution of the Reaffirmation of Guaranty and Security and all other documents executed in connection therewith, which certificate and resolutions will be in form and substance acceptable to Agent; and (iv) such other documents, instruments, and agreements deemed necessary or desirable by Agent to effect the amendments to Borrowers' credit facilities with Agent, LC Issuer and the Lenders contemplated by this Amendment.

9.    Reaffirmation of Security. Borrowers and Agent, LC Issuer and the Lenders hereby expressly intend that this Amendment shall not in any manner: (i) constitute the refinancing, refunding, payment or extinguishment of the existing Obligations as of the Effective Date; (ii) be deemed to evidence a novation of the outstanding balance of the Obligations; or (iii) affect, replace, impair, or extinguish the creation, attachment, perfection or priority of the Liens on the Loan Collateral granted pursuant to any of the Security Documents. Borrowers ratify and reaffirm any and all grants of Liens to Agent in the Loan Collateral as security for the Obligations, and Borrowers acknowledge and confirm that the grant of the Liens to Agent in the Loan Collateral: (a) represent continuing Liens on all of the Loan Collateral, (b) secure all of the Obligations, and (c) represent valid, first and best Liens on all of the Loan Collateral except to the extent, if any, of the Permitted Liens.

10.    Representations. To induce Agent, LC Issuer and the Lenders to accept this Amendment, each Borrower hereby represents and warrants to Agent, LC Issuer and the Lenders as follows:

10.1    Each Borrower has full power and authority to enter into, and to perform its obligations under, this Amendment, the Amended and Restated Revolving Loan Note, and the other documents executed in connection therewith (collectively, the “Amendment Documents”), and the execution and delivery of, and the performance of its obligations under and arising out of, the Amendment Documents have been duly authorized by all necessary corporate action.

10.2    The Amendment Documents constitute the legal, valid and binding obligations of each Borrower, enforceable in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally.

10.3    Each Borrower's representations and warranties contained in the Credit Agreement are complete and correct as of the Effective Date with the same effect as though these representations and warranties had been made again on and as of the Effective Date, subject to those changes as are not prohibited by, or do not constitute Events of Default under, the Credit Agreement.

10.4    No Event of Default has occurred and is continuing under the Credit Agreement, other than the Existing Defaults.

11.    Costs and Expenses; Covenant Waiver Fee. As a condition of this Amendment, (i) Borrowers will pay to Agent a covenant waiver fee of $25,000, payable in full on the Effective Date; such fee, when paid, will be fully earned and non-refundable under all circumstances, and (ii) Borrowers will promptly on demand pay or reimburse Agent for the costs and expenses incurred by Agent in connection with this Amendment, including, without limitation, attorneys' fees.

12.    Release. Borrowers hereby release Agent, LC Issuer and the Lenders from any and all liabilities, damages and claims arising from or in any way related to the Obligations or the Loan Documents, other than such liabilities, damages and claims which arise after the execution of this Amendment. The foregoing release does not release or discharge, or operate to waive performance by, Agent, LC Issuer and the Lenders of its express agreements and obligations stated in the Loan Documents on and after the Effective Date.

13.    Default. Any default by Borrowers in the performance of Borrowers' obligations under this Amendment shall constitute an Event of Default under the Credit Agreement.

14.    Continuing Effect of the Credit Agreement. Except as expressly amended hereby, all of the provisions of the Credit Agreement are ratified and confirmed and remain in full force and effect.

15.    One Agreement; References; Fax Signature. The Credit Agreement, as amended by this Amendment, will be construed as one agreement. All references in any of the Loan Documents to the (i) Credit Agreement will be deemed to be references to the Credit Agreement as amended by this Amendment and (ii) Revolving Loan Note will be deemed to be references to the Amended and Restated Revolving Loan Note. This Amendment may be signed by facsimile signatures or other electronic delivery of an image file reflecting the execution hereof, and if so signed, (a) may be relied on by each party as if the document were a manually signed original and (b) will be binding on each party for all purposes.

16.    Captions. The headings to the Sections of this Amendment have been inserted for convenience of reference only and shall in no way modify or restrict any provisions hereof or be used to construe any such provisions.

17.    Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.

18.    Entire Agreement. This Amendment, together with the other Loan Documents, sets forth the entire agreement of the parties with respect to the subject matter of this Amendment and supersedes all previous understandings, written or oral, in respect of this Amendment.

19.    Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of Ohio (without regard to Ohio conflicts of law principles).

[Signature Page Follows]

IN WITNESS WHEREOF, Borrowers have executed this Amendment to be effective as of the Effective Date.

INDUSTRIAL SERVICES OF AMERICA, INC.

By:    /s/ Alan Schroering
Alan Schroering, Chief Financial Officer

ISA INDIANA, INC.

By:    /s/ Alan Schroering
Alan Schroering, Chief Financial Officer

Accepted as of the Effective Date.

FIFTH THIRD BANK, as Agent

By:     /s/ Jason McCaw
Jason McCaw, Assistant Vice President

FIFTH THIRD BANK, as Lender

By:    /s/ Jason McCaw
Jason McCaw, Assistant Vice President

FIFTH THIRD BANK, as LC Issuer

By:     /s/ Jason McCaw
Jason McCaw, Assistant Vice President

SIGNATURE PAGE TO
FIFTH AMENDMENT TO CREDIT AGREEMENT
(Industrial Services of America)

REAFFIRMATION OF GUARANTY AND SECURITY

In satisfaction of the condition set forth in the Fifth Amendment to Credit Agreement between Agent, LC Issuer, the Lenders and Borrowers (the “Amendment”), the undersigned (“Guarantors”) hereby: (i) consent to the Amendment, the other Amendment Documents and to the transactions contemplated thereby, (ii) ratify and reaffirm their Guaranty dated as of July 30, 2010 (the “Guaranty”), (iii) acknowledge and agree that Guarantors are not released from their obligations under the Guaranty by reason of the Amendment, the other Amendment Documents or the transactions contemplated thereby and that the obligations of Guarantors under the Guaranty extend to the Credit Agreement and the other Loan Documents, as amended, or as amended and restated, in connection with the Amendment and the other Amendment Documents, and (iv) confirm that the Amendment and the other Amendment Documents shall not in any manner (a) constitute the refinancing, refunding, payment or extinguishment of the indebtedness evidenced by the existing Loan Documents and secured by their Security Agreement dated as of July 30, 2010 (the “Security Agreement”); (b) be deemed to evidence a novation of the outstanding balance of the indebtedness secured by the Security Agreement; or (c) affect, replace, impair, or extinguish the creation, attachment, perfection or priority of the Liens on the Loan Collateral granted pursuant to the Security Agreement or any other Security Document evidencing, governing or creating a Lien on the Loan Collateral. Guarantors further ratify and reaffirm any and all grants of Liens to Agent on the Loan Collateral to secure Guarantors' obligations owing under the Guaranty, and Guarantors acknowledge and confirm that the grants of the Liens to Agent on Guarantors' Loan Collateral: (A) represent continuing Liens on all such Loan Collateral, (B) secure all of the Guaranteed Obligations (as defined in the Guaranty), and (C) represent valid, first and best Liens on all such Loan Collateral, subject to the Permitted Liens.

This Reaffirmation of Guaranty and Security shall not be construed, by implication or otherwise, as imposing any requirement that Agent notify or seek the consent of Guarantors relative to any past or future extension of credit, or modification, extension or other action with respect thereto, in order for any such extension of credit or modification, extension or other action with respect thereto to be subject to the Guaranty or the Security Agreement, it being expressly acknowledged and reaffirmed that Guarantors have under the Guaranty and the Security Agreement consented, among others things, to modifications, extensions and other actions with respect thereto without any notice thereof or further consent thereto. All references in any of the Loan Documents to the Guaranty will be deemed to be references to the Guaranty as amended by this Reaffirmation of Guaranty and Security. This Reaffirmation of Guaranty and Security may be signed by facsimile signatures or other electronic delivery of an image file reflecting the execution hereof, and if so signed, (i) may be relied on by each party and Fifth Third Bank as if this Reaffirmation of Guaranty and Security were a manually signed original and (ii) will be binding on each party for all purposes. All capitalized terms used in this Reaffirmation of Guaranty and Security and not otherwise defined herein shall have the meanings ascribed thereto in the Amendment.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Reaffirmation of Guaranty and Security as of the Effective Date.

ISA Indiana Real Estate, LLC
ISA Logistics LLC
ISA Real Estate, LLC
7021 Grade Lane LLC
7124 Grade Lane LLC
7200 Grade Lane LLC
Computerized Waste Systems, LLC
ISA Recycling LLC
Waste Equipment Sales & Service Co., LLC

By: Industrial Services of America, Inc., sole member

By: /s/ Alan Schroering
Alan Schroering, Chief Financial Officer

Accepted as of the Effective Date.

FIFTH THIRD BANK, as Agent

By:    /s/ Jason McCaw
Jason McCaw, Assistant Vice President

ACKNOWLEDGMENT PAGE TO
REAFFIRMATION OF GUARANTY AND SECURITY
(Industrial Services of America)
(Fifth Amendment to Credit Agreement)

EXHIBIT A

(Form of Amended and Restated Revolving Loan Note)

See attached.